INTEGRITY APPLICATIONS, INC.

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Integrity Applications, Inc. (the “Company”) for the three-month period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Podwalski, Director, President and Chief Operating Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ David Podwalski
David Podwalski Director, President and Chief Operating Officer (Principal Executive Officer)

Dated: May 15, 2019